Exhibit 10.1

                              Access Capital, Inc.
                                 405 Park Avenue
                            New York, New York 10022

                                  June 5, 2006


Emergent Group, Inc.
PRI Medical Technologies, Inc.
932 Grand Central Ave
Glendale, California


Re:  Amendment No. 1 to Accounts Receivable Purchase Agreement

Gentlemen:

     Reference is made to the Accounts Receivable Purchase Agreement dated as of May 25, 2005 (as the same may be amended, supplemented, restated or modified from time to time, the "Agreement") between Emergent Group, Inc. and PRI Medical Technologies, Inc. (collectively the "Companies") and Access Capital, Inc. ("Access Capital"). All capitalized terms used herein that are not defined shall have the respective meanings given to them in the Accounts Receivable Purchase Agreement ("ARPA").

     This Amendment confirms the agreement of the parties that the ARPA shall be modified to reflect the following:

1. The last sentence of Section 2a of the ARPA, shall be deleted and the following inserted in its place: "Proceeds of collections shall be available to the Companies (so long as consistent with the terms of this Agreement) on the first business day after receipt by Access Capital without regard to clearance and credited to outstanding balances on the same day of receipt thereof."

2.      Section 2b of the ARPA is hereby deleted in its entirety.

3. The Required Minimum Amount, as defined in Section 3 of Exhibit A ("Standard Terms and Conditions of the Accounts Receivable Purchase Agreement") shall be reduced from $500,000 to $0.

4.      The  second   paragraph  of  Section  8  in  Exhibit  A,  inclusive  of
sub-sections (i), (ii), and (iii) and the third paragraph of Section 8 are hereby deleted. In consideration of the elimination of the Early Termination Fee during the Initial and each Renewal Term, the Companies shall collectively pay Access Capital a $30,000 Restructuring Fee, which shall be payable in six-equal monthly installments of $5,000, commencing July 1, 2006 and continuing until paid in full.

5.      Section 9h of Exhibit A, shall be renamed as "Section 9 h (i)".

6.      A new Section 9 h (ii), shall be inserted  immediately after Section 9 h
(i), and shall read as follows: "The Companies shall collectively fail to maintain a Tangible Net Worth of at least $1,500,000 at all times. "Tangible Net Worth" shall mean for any period, the following: (x) the total Net Worth (as defined by GAAP) of the consolidated companies, less (y) the sum of goodwill and/or any intangible assets, intercompany or affiliated accounts and notes receivable, and any shareholder or employee notes receivables."

7.      All  Validity  and  Management  Support  Agreements  noted on  Exhibit C
("Transaction Documents") which were executed by Mr. Bruce Haber, Mr. Louis Buther, Mr. Mark Waldron, and Mr. William McKay, shall be terminated.

8. Access Capital shall pay interest to the Companies on the residual balances held by Access Capital at a rate equal to 3% below "Prime" or "Base" interest rate of Citibank, N.A.

9. Except as expressly set forth herein, all of the provisions of the Accounts Receivable Purchase Agreement shall remain unamended and shall continue to be and remain in full force and effect in accordance with their respective terms.

10.     The provisions of this Agreement shall be effective on the date hereof.




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                        Very truly yours,

                        ACCESS CAPITAL, INC

                        By:_____________________________
                           Daren Demcsik
                           Vice President

Agreed to and Accepted:

EMERGENT GROUP, INC.

By: ______________________________
   Bruce J. Haber
   Chairman



Address:

932 Grand Central Avenue
Glendale, California
Federal ID #: 93-1215401
State of Incorporation:  Nevada
Organizational ID #: ___________


PRI Medical Technologies, Inc.

By:______________________________
   Bruce J. Haber
   Chairman

Address:

932 Grand Central Avenue
Glendale, California
Federal ID #: 95-4607643
State of Incorporation:  Nevada
Organizational ID #: ___________